                                                                    EXHIBIT (21)

                               SUBSIDIARIES
                                    OF
                           SARA LEE CORPORATION


The following is a list of active subsidiary corporations of the Registrant. Subsidiaries which are inactive or exist solely to protect the business names, but conduct no business, have been omitted; such omitted subsidiaries considered in the aggregate do not constitute a significant subsidiary.

                           DOMESTIC SUBSIDIARIES

                                                                     Place of
Name                                                                 Incorporation
----                                                                 -------------
APD Chemicals Corporation                                            Delaware

Aris (Philippines), Inc.                                             Delaware

Arp Corp.                                                            Delaware

Bali Foundations, Inc.                                               Delaware

Bessin Corporation                                                   Illinois

BG Marketing Corp.                                                   Delaware

Bil Mar Farms, Inc.                                                  Delaware

Bil Mar Foods, Inc.                                                  Delaware

BNH, Inc.                                                            Delaware

Bryan Foods, Inc.                                                    Delaware

Caribetex, Inc.                                                      Delaware

Cartex Del, Inc.                                                     Delaware

Ceibena Del, Inc.                                                    Delaware

Champion Products Inc.                                               New York

Coach Leatherware International, Inc.                                Delaware

Coach Stores, Inc.                                                   Delaware

Cordova Holdings, L.L.C.                                             Delaware

Cortez Del, Inc.                                                     Delaware

DEA Leasing, L.L.C.                                                  Delaware

Gordon County Farm Company                                           Delaware

Hanes Menswear, Inc.                                                 Delaware


Hanes Puerto Rico, Inc.                                              Delaware

Haw River Realty, Inc.                                               Delaware

Hygrade Food Products Corporation                                    Delaware

InPro, L.L.C.                                                        Delaware

International Affiliates & Investment Inc.                           Delaware

International Baking Co., Inc.                                       Delaware

Interstar, Inc.                                                      Florida

Jogbra Inc.                                                          Delaware

Kesterson Companies, Inc.                                            Tennessee

Kesterson Food Company, Inc.                                         Tennessee

Kiwi (Europe) Corporation                                            Delaware

Kolker Brothers, Inc.                                                District of
                                                                     Columbia

L'eggs Brands, Inc.                                                  Delaware

MAP, L.L.C.                                                          Delaware

Mid-America Purchasing, L.L.C.                                       Delaware

Milky Way Products Company                                           Delaware

Nihon Sara Lee KK Corporation                                        Delaware

Ozark Salad Company, Inc.                                            Delaware

Playtex Apparel, Inc.                                                Delaware

Playtex Dorado Corporation                                           Delaware

Playtex Industries, Inc.                                             Delaware

PYA, Inc.                                                            Delaware

PYA/Monarch, Inc.                                                    Maryland

Rice Hosiery Corporation                                             North
                                                                     Carolina

Sara Lee Champion Europe Inc.                                        Delaware

Sara Lee Corporation Asia, Inc.                                      Delaware

Sara Lee Foodservice Holding, L.L.C.                                 Delaware


                                       2

Sara Lee French Funding Company L.L.C.                               Delaware

Sara Lee French Investment Company, Inc.                             Delaware

Sara Lee Global Finance, Inc.                                        Delaware

Sara Lee International Corporation                                   Delaware

Sara Lee International Finance Corporation                           Delaware

Sara Lee International Funding Companny L.L.C.                       Delaware

Sara Lee Investments, Inc.                                           Delaware

Sara Lee - Kiwi Holdings, Inc.                                       Delaware

Sara Lee U.K. Depositor L.L.C.                                       Delaware

Sara Lee U.K. Holdings, Inc.                                         Delaware

Sara Lee U.K. Leasing L.L.C.                                         Delaware

Sara Lee/DE Asia, Inc.                                               Delaware

Saramar L.L.C.                                                       Delaware

SCH Enterprises, L.L.C.                                              Delaware

Scotch Maid, Inc.                                                    Delaware

Seitz Foods, Inc.                                                    Delaware

SLC Leasing (Nevada)-II, Inc.                                        Nevada

SLC Leasing (Wyoming), Inc.                                          Wyoming

SLE, Inc.                                                            Delaware

SLI Administrative Services Company, Inc.                            Delaware

SLKP Administrative Services Company, Inc.                           Delaware

SLKP Sales, Inc.                                                     Delaware

Smoky Hollow Foods, Inc.                                             Delaware

Southern Belle, Inc.                                                 Delaware

Southern Family Foods, L.L.C.                                        Delaware

Southern Meat Distribution Company                                   Delaware

Specialty Intimates Inc.                                             Delaware

State Fair Foods, Inc.                                               Texas


                                       3

Sweet Sue Kitchens, Inc.                                             Alabama

The Harwood Companies, Inc.                                          Delaware

UPCR, Inc.                                                           Delaware

UPEL, Inc.                                                           Delaware

Wolferman's, Inc.                                                    Delaware


                               FOREIGN SUBSIDIARIES

AB Fenom                                                             Sweden

ABC Industrie S.A.                                                   France

Agepal SarL                                                          Luxemburg

Al Ponte Prosciutti S.r.l.                                           Italy

Allende Internacional, S.A. de C.V.                                  Mexico

Antinea Lingerie S.A.                                                France

Aoste Argentina                                                      Argentina

Aoste Belgique                                                       Belgium

Aoste Espana                                                         Spain

Aoste Export SNC                                                     France

Aoste Holding SNC                                                    France

Aoste Management S.A.                                                France

Aoste Schinken GmbH                                                  Germany

Aoste SNC                                                            France

APD Chemicals Limited                                                England

Arosa, S.A. de C.V.                                                 Mexico

Ashe Limited                                                         England

Ashe Pension Trustees Limited                                        England

A.P. Developments Limited                                            Zambia

A/S Blumoller                                                        Denmark

Bal-Mex S. de R.L. de C.V.                                           Mexico

Balirny Douwe Egberts AS                                             Czech
                                                                     Republic

Ballograf Bic Austria Vertriebs Ges. mbh                             Austria

Belgian Nurdie Textile Company                                       Belgium

Boers Groothandel B.V.                                               Netherlands


                                       5


Boers Meat Products B.V.                                             Netherlands

Bravo S.A.                                                           Greece

Brossard France S.A.                                                 France

Caitlin Financial Corporation N.V.                                   Netherlands
                                                                     Antilles

Calixte Cochonou Export SNC                                          France

Calixte Producteur SNC                                               France

Canadelle Holding Corporation Limited                                Canada

Canadelle Limited Partnership                                        Canada

Cartex Manufacturera, S.A.                                           Costa Rica

Casual Wear de Mexico, S.A. de C.V.                                  Mexico

Caytex, Inc.                                                         Cayman Islands

Caywear, Inc.                                                        Cayman Islands

CBI S.A.                                                             France

CH Laboratories (Sales) Ltd.                                         Ireland

CH Property Holdings (NZ) Ltd.                                       New Zealand

Champion France S.A.                                                 France

Champion Products, S.A. de C.V.                                      Mexico

Champion UK Limited                                                  England

Charcuteries des Hautes Terres S.A.                                  France

Coach Europe Services S.r.l.                                         Italy

Coach Firenze S.r.l.                                                 Italy

Coach (U.K) Limited                                                  England

Cochonou SNC                                                         France

Codef Financial Services CV                                          Netherlands

Coffee Times B.V.                                                    Netherlands

Coffenco International GmbH                                          Germany

Cofico N.V.                                                          Netherlands
                                                                     Antilles


                                       6

Confecciones de El Pedregal, S.A. de C.V.                            El Salvador

Confecciones de Monclova, S.A. de C.V.                               Mexico

Confecciones de Monterrey, S.A. de C.V.                              Mexico

Confecciones de Nueva Rosita, S.A. de C.V.                           Mexico

Confix S.r.l.                                                        Italy

Congelacion y Conservacion de Alimentos, S. de R.L. de C.V.          Mexico

Conoplex Insurance Company                                           Bermuda

Contex, S.A. de C.V.                                                 El Salvador

Control International Investments (ConSecFin) BV                     Netherlands

Corporacion Champion de El Salvador, S.A. de C.V.                    El Salvador

Corporacion H.M., S.A. de C.V.                                       Mexico

Cosmetic Manufacturers Ltd.                                          New Zealand

Cosmetic Manufacturers Pty. Ltd.                                     Australia

Cosmetic Manufacturers (Ireland) Ltd.                                Ireland

Covesa N.V.                                                          Belgium

Cruz Verde Portugal - Productos de Consumo Lda.                      Portugal

De Friesche Erven B.V.                                               Netherlands

DEA (Bermuda) Ltd.                                                   Bermuda

Decaf B.V.                                                           Netherlands

Decem B.V.                                                           Netherlands

Decotrade A.G.                                                       Switzerland

DECS Global Network Mexicana, S.A. de C.V.                           Mexico

DECS International Mexico, S.A. de C.V.                              Mexico

DEF Finance S.A.                                                     France

Defico N.V.                                                          Netherlands
                                                                     Antilles

Del Castillo Transportes Ltda.                                       Uruguay

Designer Workwear Pty. Ltd.                                          Australia


                                       7

Detrex B.V.                                                          Netherlands

Difan S.A.M.                                                         Monaco

Dim-Rosy AB                                                          Sweden

Dim-Rosy AG                                                          Switzerland

Dim-Rosy A/S                                                         Denmark

Dim-Rosy Benelux N.V.                                                Belgium

Dim-Rosy Portugal Lda.                                               Portugal

Dim-Rosy S.p.A.                                                      Italy

Dim Finance S.A.S.                                                   France

Dim Rosy Textiles, Incorporated                                      Canada

Dim S.A.                                                             France

Dimtex S.A.                                                          France

Disa SNC                                                             France

Douwe Egberts Coffee Systems France S. A.                            France

Douwe Egberts Coffee Systems International B.V.                      Netherlands

Douwe Egberts Coffee Systems Ltd.                                    Canada

Douwe Egberts Coffee Systems Limited                                 England

Douwe Egberts Coffee Systems Nederland B.V.                          Netherlands

Douwe Egberts Coffee Systems Operating B. V.                         Netherlands

Douwe Egberts Coffee & Tea International B.V.                        Netherlands

Douwe Egberts Espana S.A.                                            Spain

Douwe Egberts France S.A.                                            France

Douwe Egberts GmbH                                                   Germany

Douwe Egberts Kaffee Systeme GmbH                                    Germany

Douwe Egberts Kaffee Systeme GmbH & Co., K.G.                        Germany

Douwe Egberts Limited                                                Canada

Douwe Egberts Nederland B.V.                                         Netherlands

Douwe Egberts N.V.                                                   Belgium


                                       8

Douwe Egberts UK Limited                                             England

Douwe Egberts Van Nelle Diensten B.V.                                Netherlands

Duyvis B.V.                                                          Netherlands

Elbeo Meias e Confeccoes Lda.                                        Portugal

Elbeo & Comandita                                                    Portugal

Eri Deutschland GmbH                                                 Germany

Esa Eppinger GmbH                                                    Germany

ET.G.Y. S.A.                                                         France

Euragral B.V.                                                        Netherlands

Fihomij B.V.                                                         Netherlands

Filodoro Calze S.p.A.                                                Italy

Finnegan's Famous Cakes Limited                                      England

Fontane del Ducca S.r.l.                                             Italy

Fujian Sara Lee Consumer Products Company Ltd.                       China

Gromtex S.A.                                                         Tunisia

Hanes Brasil Industria E Comercio Ltda.                              Brazil

Hanes Caribe Inc.                                                    Cayman
                                                                     Islands

Hanes Choloma Ltd.                                                   Cayman
                                                                     Islands

Hanes de Centroamerica S.A.                                          Guatemala

Hanes de El Salvador, S.A. de C.V.                                   El Salvador

Hanes Dominican Inc.                                                 Cayman Islands

Hanes France S.A.                                                    France

Hanes Italia S.p.A.                                                  Italy

Hanes Panama, Inc.                                                   Panama

Hanes Tejidos Costa Rica S.A.                                        Costa Rica

Hanes Underwear Jamaica Limited                                      Jamaica


                                       9

Hanes U.K. Limited                                                   England

Hanes (Deutschland) GmbH                                             Germany

Harris/DE Pty. Ltd.                                                  Australia

Hesperia de Alimentacion S.A.                                        Spain

Hilton Bonds N.Z. (1991) Limited                                     New Zealand

Home Safe Products Sdn Bhd                                           Malaysia

House of Fuller, S.A. de C.V.                                        Mexico

Imperial Holding N.V.                                                Belgium

Imperial Meat Products N.V.                                          Belgium

Inco Hellas A.E. Cosmetics and Household Consumer                    Greece
  Products Industry

Industrias Carnicas Navarras S.A.                                    Spain

Industrias de Carnes Nobre S.A.                                      Portugal

Industrias Internacionales de San Pedro, S.A. de C.V.                Mexico

Industrias Mallorca, S.A. de C.V.                                    Mexico

Inmobiliaria Meck-Mex, S.A. de C.V.                                  Mexico

Intec B.V.                                                           Netherlands

Inter Food Service Ltd.                                              England

Internacional Manufacturera, S.A.                                    Mexico

International Underwear Ltd.                                         Morocco

INTEX Dessous GmbH                                                   Germany

INTEX Textil-Vertriebsgesellschaft AG                                Switzerland

Intradal Produktie Belgium N.V.                                      Belgium

Iron Bark Industrial Clothing Pty. Ltd.                              Australia

Isabella (Private) Ltd.                                              Sri Lanka

I. Tas Ezn B.V.                                                      Netherlands

Jamlee Limited                                                       Jamaica

Jamwear Limited                                                      Jamaica

Jogbra Honduras S.A.                                                 Honduras


                                       10

Justin Bridou SNC                                                    France

Kir Alimentos, S. de R.L. de C.V.                                    Mexico

Kitchens of Sara Lee (Australia) Pty. Ltd.                           Australia

Kitchens of Sara Lee (U.K.) Limited                                  England

Kiwi Brands Ltd.                                                     Kenya

Kiwi Brands Ltd.                                                     Malawi

Kiwi Brands Ltd.                                                     Zambia

Kiwi Brands Pty. Ltd.                                                Australia

Kiwi Brands (Hong Kong) Ltd.                                         Hong Kong

Kiwi Brands (N.Z.) Ltd.                                              New Zealand

Kiwi Brands (Private) Limited                                        Zimbabwe

Kiwi Brands (Tianjin) Co. Ltd.                                       China

Kiwi Caribbean Limited                                               England

Kiwi European Holdings B.V.                                          Netherlands

Kiwi France S.A.                                                     France

Kiwi Holdings Limited                                                England

Kiwi International Pte. Ltd.                                         Signapore

Kiwi Overseas Investments Limited                                    England

Kiwi TTK Limited                                                     India

Kiwi United Taiwan Company Ltd.                                      Taiwan

Kiwi (EA) Limited                                                    England

Kiwi (Manufacturing) Sdn Bhd                                         Malaysia

Kiwi (Thailand) Limited                                              Thailand

Koninklijke Douwe Egberts B.V.                                       Netherlands

Kortman Intradal B.V.                                                Netherlands

Kortman Nederland B.V.                                               Netherlands

KRS S.A.                                                             Tunisia

La Confection Sarthoise S.A.                                         France


                                       11

Lassie B.V.                                                          Netherlands

Les Fines Tranches SNC                                               France

Les Salaisons Reunies SNC                                            France

Lovable Benelux B.V.                                                 Netherlands

Lovable Design GmbH                                                  Germany

Lovable France S.a.r.L.                                              France

Lovable Italiana International Limited                               England

Lovable Italiana S.p.A.                                              Italy

Madero Internacional, S.A. de C.V.                                   Mexico

Maglificio Bellia S.p.A.                                             Italy

Manifattura di Sermide S.r.l.                                        Italy

Manifattura Filodoro S.r.l.                                          Italy

Manufacturera Cortez, S.A.                                           Honduras

Manufacturera de Cartago, S.A.                                       Costa Rica

Marander Assurantie Compagnie B.V.                                   Netherlands

Marcilla Coffee Systems S.A.                                         Spain

Marketing-en Verkoopmaatschappij Stegeman B.V.                       Netherlands

Merrild Coffee Systems AB                                            Sweden

Merrild Kaffe A/S                                                    Denmark

Monclova Internacional, S.A. de C.V.                                 Mexico

Natrena B.V.                                                         Netherlands

Navaradour S.A.                                                      France

Nihon Kiwi K.K.                                                      Japan

Nihon Sara Lee K.K.                                                  Japan

Notable, S.A. de C.V.                                                Mexico

nur die Textilvertrieb Ges.mbH                                       Austria

nur die Textilvertrieb Ges.mbH & Co. KG                              Austria

Nutri-Metics France S.A.                                             France


                                       12

Nutri-Metics Holdings France S.A.                                    France

Nutri-Metics International (Australia) Pty. Ltd.                     Australia

Nutri-Metics International (Canada) Inc.                             Canada

Nutri-Metics International (France) S.A.                             France

Nutri-Metics International (Greece) A.E.                             Greece

Nutri-Metics International (Guangzhou) Ltd.                          China

Nutri-Metics International (Hong Kong) Ltd.                          Hong Kong

Nutri-Metics International (Ireland) Ltd.                            Ireland

Nutri-Metics International (Netherlands) Pty. Ltd.                   Australia

Nutri-Metics International (NZ) Ltd.                                 New Zealand

Nutri-Metics International (South Africa) Pty. Ltd.                  Australia

Nutri-Metics International (Thailand) Ltd.                           Thailand

Nutri-Metics International (UK) Ltd.                                 Australia

Nutri-Metics (B) Sdn Bhd International                               Brunei

Nutri-Metics Worldwide Malaysia Sdn Bhd                              Malaysia

N.V. Douwe Egberts Coffee Systems                                    Belgium

N.V. Kortman Intradal S.A.                                           Belgium

Oegstgeest Capital B.V.                                              Netherlands

Opus Chemical AB                                                     Sweden

Oxwall Tools B.V.                                                    Netherlands

Pamyc, S.A. de C.V.                                                  Mexico

Philippe Matignon France S.A.                                        France

Playtex Espana, S.A.                                                 Spain

Playtex France S.A.                                                  France

Playtex Investments Europe S.A.                                      France

Playtex Limited                                                      England

Plustex B.V.                                                         Netherlands

Plustex S.A.                                                         Belgium


                                       13

Porta Blu S.r.l.                                                     Italy

Pretty Polly Pension Trustee Limited                                 England

Pretty Polly Supplementary Trustee Limited                           England

Pretty Polly (Killarney) Limited                                     Ireland

Probemex, S.A. de C.V.                                               Mexico

Product Suppliers A.G.                                               Switzerland

PTX Tunisie S.A.                                                     Tunisia

PTX (D.R.) Inc.                                                      Cayman Islands

P.T. Kiwi Distribution Company                                       Indonesia

P.T. Kiwi Indonesia                                                  Indonesia

P.T. Premier Ventures                                                Indonesia

P.T. Prodenta Indonesia                                              Indonesia

P.T. Suria Yozani                                                    Indonesia

Quesos la Caperucita, S.A. de C.V.                                   Mexico

Rinbros, S.A. de C.V.                                                Mexico

Roger de Lyon Charcutier S.A.                                        France

Roger de Lyon SNC                                                    France

Roux Soignat S.A.                                                    France

S3C S.A.                                                             France

Sagepar SaRL                                                         France

Sara Lee Austria Gesellschaft mbH                                    Germany

Sara Lee Bakery Sdn Bhd                                              Malaysia

Sara Lee Bakery (Australia) Pty. Ltd.                                Australia

Sara Lee Brasil Ltda.                                                Brazil

Sara Lee Canada Holdings Limited                                     Canada

Sara Lee Charcuterie, S.A.                                           France

Sara Lee Chile S.A.                                                  Chile

Sara Lee Clothing Company Pty. Ltd.                                  Australia


                                       14

Sara Lee Comercial Limitada                                          Chile

Sara Lee Corporation Asia Limited                                    Hong Kong

Sara Lee de Costa Rica, S.A.                                         Costa Rica

Sara Lee Direct Marketing UK Limited                                 England

Sara Lee Europe Direct Marketing S.A.                                France

Sara Lee Finance U.K.                                                England

Sara Lee Food Holdings Pty. Ltd.                                     Australia

Sara Lee France Finance S.A.S.                                       France

Sara Lee France SNC                                                  France

Sara Lee Foreign Sales Corporation                                   Barbados

Sara Lee Germany GmbH                                                Germany

Sara Lee Holding Corporation Limited                                 Canada

Sara Lee Holdings (Australia) Pty. Ltd.                              Australia

Sara Lee Holdings (NZ) Ltd.                                          New Zealand

Sara Lee Hosiery Canada Ltd.                                         Canada

Sara Lee Household & Body Care UK Limited                            England

Sara Lee International B.V.                                          Netherlands

Sara Lee Intimates El Salvador, S.A. de C.V.                         El Salvador

Sara Lee Intimates Villanueva S.A. de C.V.                           Honduras

Sara Lee Knit Products Benelux N.V.                                  Belgium

Sara Lee Knit Products de Mexico, S.A. de C.V.                       Mexico

Sara Lee Knit Products Europe, N.V.                                  Belgium

Sara Lee Mauritius Holding Private Ltd.                              Singapore

Sara Lee Mexicana S.A. de C.V.                                       Mexico

Sara Lee Moda Femenina, S.A. de C.V.                                 Mexico

Sara Lee of Canada Holdings Limited                                  Canada

Sara Lee of Canada Holdings Limited Partnership                      Canada

Sara Lee of Canada Investments Company                               Canada


                                       15

Sara Lee of Canada Limited                                           Canada

Sara Lee of Canada Limited Partnership                               Canada

Sara Lee Personal Products Hellas, S.A.                              Greece

Sara Lee Personal Products Sweden AB                                 Sweden

Sara Lee Personal Products S.A.                                      France

Sara Lee Personal Products S.p.A.                                    Italy

Sara Lee Personal Products (Australia) Pty. Ltd.                     Australia

Sara Lee Personal Products (Fiji) Ltd.                               Fiji

Sara Lee Phillippines Inc.                                           Philippines

Sara Lee Processed Meats (Europe) B.V.                               Netherlands

Sara Lee Sock Mexico, S.A. de C.V.                                   Mexico

Sara Lee Trading Limited                                             Thailand

Sara Lee UK Holdings Plc.                                            England

Sara Lee (Hong Kong) Limited Partnership                             Hong Kong

Sara Lee (South Africa) (Pty.) Ltd.                                  South Africa

Sara Lee (UK Investments) Limited                                    England

Sara Lee/DE Antilles N.V.                                            Netherlands

Sara Lee/DE Espana S.A.                                              Spain

Sara Lee/DE Finance B.V.                                             Netherlands

Sara Lee/DE France SNC                                               France

Sara Lee/DE Holdings GmbH                                            Germany

Sara Lee/DE Holdings (South Africa)
  (Pty) Limited                                                      South Africa

Sara Lee/DE Household & Body Care Research B.V.                      Netherlands

Sara Lee/DE Hungaria Kft.                                            Hungary

Sara Lee/DE Italy S.p.A                                              Italy

Sara Lee/DE N.V.                                                     Netherlands

Sara Lee/DE Osterreich GmbH                                          Austria


                                       16

Sara Lee/DE Poland Sp z o o                                          Poland

Sara Lee/DE Rt.                                                      Hungary

Sara Lee/DE (Schweiz) AG                                             Switzerland

Saramar Europe B.V.                                                  Netherlands

SBB S.A.                                                             France

SDP Rungis S.A.                                                      France

Servicios Administrativos Sara Lee, S.A. de C.V.                     Mexico

Shanghai Vocal Enterprise Limited                                    China

Siamcona Ltd.                                                        Thailand

SLI Compania de Servicios Administrativos S.A.                       Costa Rica

SLKP Compania de Servicios Administrativos S.A.                      Costa Rica

SLPP (Coolaroo) Pty. Ltd.                                            Australia

Societe Bretonne d'Andouilles et
  d'Andouillettes S.A.                                               France

Societe d'Etude et de Realisation Agro-Alimentaire SarL              France

Societe des Salaisons de Balanod SNC                                 France

Spring City de Honduras, S.A.                                        Honduras

Stegeman B.V.                                                        Netherlands

Swissguard (Pty.) Limited                                            South Africa

S.N. Degoisey S.A.                                                   France

Taesa, S. de R.L. de C.V.                                            Mexico

Tana B.V.                                                            Netherlands

Tana Canada Incorporated                                             Canada

Tana Schuhpflege AG                                                  Switzerland

Tejidos Flex Corporation                                             Panama

Telec A.G.                                                           Switzerland

Temana International Limited                                         England

Textiles Tropicales, S.A.                                            Costa Rica

Tomten A/S                                                           Norway


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

Torcitura Filodoro S.r.l.                                            Italy

Tradi Charcuterie S.A.                                               France

Tradi France S.A.                                                    France

Tradition Lingerie S.A.S.                                            France

Tricotbest B.V.                                                      Netherlands

Tricotbest Ceska Republica spol. s r.o.                              Czech Republic

Tricotbest GmbH                                                      Germany

Tricotbest Hungaria Kft.                                             Hungary

Tricotbest Polska sp. z.o.o.                                         Poland

Tricotbest Slovensko spol. s.r.o.                                    Slovak Republic

Tricotbest Ukraine                                                   Ukraine

Tricotbest (Russia)                                                  Russia

Tuxan Schuhpflegemittel GmbH                                         Austria

Underwear Limited                                                    Malta

Uninex S.A.                                                          Uruguay

Valma B.V.                                                           Netherlands

Van Nelle Holding (Germany) GmbH                                     Germany

Van Nelle Produktie B.V.                                             Netherlands

Vatter GmbH Rheine                                                   Germany

Vatter Produktions GmbH                                              Germany

Vatter Slovensko spol. s.r.o.                                        Slovak Republic

Verpakkingsindustrie Boers B.V.                                      Netherlands

Vlimense Belegging-Maatschappij BV                                   Netherlands

Wijnhandel JanVan Goyen B.V.                                         Netherlands

Zwanenberg de Mexico, S.A. de C.V.                                   Mexico

2476230 Nova Scotia Ltd.                                             Canada



                                       18